SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director Jennifer R. Boykin, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director Shawn J. Tibbetts, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chief Executive Officer and President Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

3 HIGHLIGHTS $0.17 First Quarter FFO Per Diluted Share $0.25 First Quarter Normalized FFO Per Diluted Share 95.7% Wtd. Avg. Portfolio Occupancy as of March 31, 2025 58.0% ABR in Mixed-Use Communities 313K Square Feet of New and Renewed Commercial Space for the First Quarter of 2025 95.0% Multifamily Occupancy 11.0% First Quarter Retail Lease Renewal Spread Increase, GAAP 23.3% First Quarter Office Lease Renewal Spread Increase, GAAP ~$4.5M NOI to be Added by the End of 2025 By Delivery of Development Pipeline

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the first quarter of 2025. 2025 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PROPERTY PORTFOLIO NOI $172.2M $175.8M CONSTRUCTION SEGMENT PROFIT $4.8M $6.8M G&A EXPENSES ($17.0M) ($16.2M) INTEREST INCOME $15.9M $16.9M ADJUSTED INTEREST EXPENSE(2) ($62.6M) ($58.6M) NORMALIZED FFO PER DILUTED SHARE $1.00 $1.10 GUIDANCE ASSUMPTIONS • Harbor Point T. Rowe Price and Allied delivered in Q1 2025 • Construction gross profit decline due to lower backlog • Chandler Residences stabilized in Q2 2025

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	**3/31/2025**	**12/31/2024**	**9/30/2024**	**6/30/2024**
Net (Loss) Income Attributable to Common Stockholders and OP Unitholders	($7,227)	$26,140	($10,416)	$375
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	**($0.07)**	**$0.26**	**($0.11)**	**$–**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	25,608	27,837	31,438	30,204
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.25**	**$0.27**	**$0.35**	**$0.34**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.4x	5.8x	5.9x	6.4x
Fixed Charge Coverage Ratio[1]	1.7x	1.6x	1.4x	1.4x
CAPITALIZATION				
Common Shares Outstanding	80,156	79,696	79,696	67,388
Operating Partnership Units Outstanding	21,942	21,666	21,668	21,709
Common Shares and Operating Partnership Units Outstanding	102,098	101,362	101,364	89,097
Market Price per Common Share as of Last Trading Day of Quarter	$7.51	$10.23	$10.83	$11.09
Common Equity Capitalization	766,756	1,036,933	1,097,772	988,086
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	937,841	1,208,018	1,268,857	1,159,171
Total Debt[2]	1,321,436	1,297,510	1,330,124	1,422,473
Total Capitalization	$2,259,277	$2,505,528	$2,598,981	$2,581,644
STABILIZED PORTFOLIO OCCUPANCY[1]				
Retail	94.5%	95.3%	96.2%	95.4%
Office	97.5%	97.2%	94.7%	94.3%
Multifamily	95.0%	95.3%	95.3%	94.9%
Weighted Average[3]	95.7%	96.0%	95.4%	94.9%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$17,583	$19,004	$18,622	$19,230
Number of Properties	46	46	48	48
Net Rentable Square Feet	3,823k	3,824k	4,037k	4,038k
Office Portfolio				
Net Operating Income	$14,886	$12,817	$18,969	$14,734
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,338k	2,335k	2,333k	2,328k
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,523	$8,764	$7,982	$8,351
Number of Properties	11	11	11	11
Units	2,492	2,492	2,492	2,492

(1) *See appendix for definitions.*
(2) *Excludes GAAP adjustments.*
(3) *Total occupancy weighted by annualized rent.*

5

6 Three Months Ended 3/31/2025 3/31/2024 (Unaudited) Revenues Rental Revenues $63,801 $61,881 General Contracting and Real Estate Services Revenues 46,614 126,975 Interest Income 4,228 4,626 Total Revenues 114,643 193,482 Expenses Rental Expenses 15,624 14,605 Real Estate Taxes 5,937 5,925 General Contracting and Real Estate Services Expenses 45,250 122,898 Depreciation and Amortization 23,216 20,830 General & Administrative Expenses 7,386 5,874 Acquisition, Development & Other Pursuit Costs 54 — Total Expenses 97,467 170,132 Operating Income 17,176 23,350 Interest Expense (18,109) (17,975) Equity in Loss of Unconsolidated Real Estate Entities (1,913) — Change in Fair Value of Derivatives and Other (1,210) 12,888 Unrealized Credit Loss Provision (22) (83) Other Income (Expense), Net (75) 79 Income (Loss) Before Taxes (4,153) 18,259 Income Tax (Provision) Benefit (190) (534) Net Income (Loss) ($4,343) $17,725 Net (Income) Loss Attributable to Noncontrolling Interests in Investment Entities 3 (34) Preferred Stock Dividends (2,887) (2,887) Net (Loss) Income Attributable to AHH and OP Unitholders ($7,227) $14,804 Net (Loss) Income per Diluted Share and Unit Attributable to AHH and OP Unitholders ($0.07) $0.17 Weighted Average Shares & OP Units - Diluted(1) 101,570 88,451 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 3/31/2025 12/31/2024 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,188,204 $2,173,787 Held for Development 5,683 5,683 Construction in Progress 13,289 17,515 Accumulated Depreciation (470,420) (451,907) Net Real Estate Investments 1,736,756 1,745,078 Real Estate Investments Held for Sale 4,800 4,800 Cash and Cash Equivalents 45,716 70,642 Restricted Cash 2,851 1,581 Accounts Receivable, Net 51,895 52,860 Notes Receivable, Net 139,462 132,565 Construction Receivables, Including Retentions, Net 72,159 84,624 Construction Contract Costs and Estimated Earnings in Excess of Billings 2,482 6 Equity Method Investments 158,270 158,151 Operating Lease Right-of-Use Assets 22,784 22,841 Finance Lease Right-of-Use Assets 88,592 88,986 Acquired Lease Intangible Assets 86,374 89,739 Other Assets 53,085 60,990 Total Assets $2,465,226 $2,512,863 Liabilities and Equity Indebtedness, Net $1,320,552 $1,295,559 Accounts Payable and Accrued Liabilities 25,029 38,840 Construction Payables, Including Retentions 76,240 104,495 Billings in Excess of Construction Contract Costs and Estimated Earnings 3,444 5,871 Operating Lease Liabilities 31,325 31,365 Finance Lease Liabilities 92,837 92,646 Other Liabilities 47,047 54,418 Total Liabilities 1,596,474 1,623,194 Total Equity 868,752 889,669 Total Liabilities and Equity $2,465,226 $2,512,863

FFO, NORMALIZED FFO, & AFFO[1]

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Funds From Operations				
Net (Loss) Income Attributable to AHH and OP Unitholders	**($7,227)**	**$26,140**	**($10,416)**	**$375**
Net Income (Loss) per Diluted Share	($0.07)	$0.26	($0.11)	$–
Depreciation and Amortization[2]	24,400	24,899	23,070	20,570
Gain on Dispositions of Operating Real Estate[3]	–	(21,305)	–	–
Impairment of Real Estate Assets[4]	–	–	–	1,494
FFO	**$17,173**	**$29,734**	**$12,654**	**$22,439**
FFO per Diluted Share	$0.17	$0.29	$0.14	$0.25
Normalized FFO				
Acquisition, Development, and Other Pursuit Costs	54	1	2	5,528 [4]
Loss on Extinguishment of Debt	–	134	113	–
Non-Cash GAAP Adjustments	248	497	588	166
Severance-Related Costs	13	–	1,339	–
Decrease (Increase) in Fair Value of Derivatives	5,627	(2,497)	16,669	1,950
Stock Compensation Normalization	2,110	–	–	–
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	383	(32)	73	121
Normalized FFO	**$25,608**	**$27,837**	**$31,438**	**$30,204**
Normalized FFO per Diluted Share	$0.25	$0.27	$0.35	$0.34
Adjusted FFO				
Non-Cash Stock Compensation	1,354	1,241	710	744
Tenant Improvements, Leasing Commissions, Lease Incentives[5]	(2,458)	(3,480)	(2,112)	(6,239)
Property-Related Capital Expenditures[5]	(3,048)	(5,573)	(2,677)	(5,313)
Non-Cash Interest Expense[6]	2,058	1,891	1,925	1,994
Cash Ground Rent Payment - Finance Lease	(998)	(995)	(977)	(980)
GAAP Adjustments	(2,163)	(2,884)	(2,666)	(2,095)
AFFO	**$20,353**	**$18,037**	**$25,641**	**$18,315**
AFFO per Diluted Share	$0.20	$0.18	$0.28	$0.21
Non-Cash Notes Receivable Interest Income	(3,932)	(4,236)	(4,266)	(4,155)
AFFO less Non-Cash Notes Receivable Interest Income	**$16,421**	**$13,801**	**$21,375**	**$14,160**
AFFO less Non-Cash Notes Receivable Interest Income per Diluted Share	$0.16	$0.14	$0.24	$0.16
Weighted Average Common Shares Outstanding	79,992	79,695	68,931	67,106
Weighted Average Operating Partnership Units Outstanding	21,578	21,666	21,667	21,709
Total Weighted Average Common Shares and OP Units Outstanding[7]	101,570	101,361	90,598	88,815

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.
(4) Due to the write off of development costs related to an undeveloped land parcel in predevelopment.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(7) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.

8

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 3/31/2025			
	Retail	Office[3]	Multifamily	**Total**
Stable Portfolio				
Portfolio NOI[1][2]	$17,060	$13,670	$8,974	$39,704
Non-Stabilized Properties NOI	(399)	(352)	(497)	(1,248)
Signed Leases Not Yet Occupied or in Free Rent Period	1,098	1,535	–	2,633
Stable Portfolio NOI	$17,759	$14,853	$8,477	$41,089
Annualized	$71,036	$59,412	$33,908	$164,356

Non-Stabilized Portfolio[4]

	As of 3/31/2025
Projects Under Development	$–
Properties in Lease Up	119,000
Development Opportunities[5]	1,800
Unconsolidated JV Development	164,300
Total Non-Stabilized Portfolio	$285,100

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$11,162

Non-Property Assets[6]

	As of 3/31/2025			
	Corporate	GCRES and Other	Real Estate Financing	**Total**
Cash and Restricted Cash	$9,877	$10,292	$–	$20,169
Accounts Receivable, Net	5,027	–	–	5,027
Other Notes Receivable	13,180	–	–	13,180
Real Estate Financing Investments[7]	–	–	128,231	128,231
Construction Receivables, Including Retentions[7]	–	72,159	–	72,159
Other Assets / Costs in Excess of Earnings	3,520	19,924	–	23,444
Total Non-Property Assets	$31,604	$102,375	$128,231	$262,210

Liabilities[7]

	As of 3/31/2025			
	Corporate and Property	GCRES and Other	Real Estate Financing	**Total**
Mortgages and Notes Payable[8]	$1,218,107	$–	$103,329	$1,321,436
Accounts Payable and Accrued Liabilities	23,976	1,053	–	25,029
Construction Payables, Including Retentions	–	76,240	–	76,240
Other Liabilities[8]	29,711	16,370	–	46,081
Total Liabilities	$1,271,794	$93,663	$103,329	$1,468,786

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 3/31/2025
Total Common Shares Outstanding	80,156
Total OP Units Outstanding	21,942
Total Common Shares & OP Units Outstanding	102,098

(1) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 3/31/2025.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(4) Representative of costs incurred to date.
(5) Includes quantifiable undeveloped land opportunities.
(6) Excludes all portfolio related assets and liabilities.
(7) Excludes lease liabilities.
(8) Excludes GAAP adjustments.

9

10 CREDIT PROFILE $ IN THOUSANDS Net Debt to Adjusted EBITDAre 5.5x 4.9x 5.3x 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 5.8x 5.4x 7.2x 6.5x 5.9x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q2 2022 Q3 2022 Q4 2022 Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q2 2 02 2 Q3 2 02 2 Q4 2 02 2 Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio AFFO less Non-Cash Notes Receivable Interest Income Payout Ratio Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 5.0 5.5 4.7 4.4 4.6 4.2 3.9 3.7 3.6 3.5 3.3 3.3 Weighted Average Years to Maturity Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.0 1.0 2.0 3.0 4.0 5.0 6.0

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 3/31/2025 Stabilized Portfolio Adjusted EBITDAre $43,245 Stabilized Portfolio Debt $929,807 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.4 x Total Adjusted EBITDAre $45,105 Net Debt(2) $1,272,869 Net Debt/Total Adjusted EBITDAre(1) 7.1 x Net Debt + Preferred $1,443,954 Net Debt + Preferred /Total Adjusted EBITDAre 8.0 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.4x 7.1x 8.0x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF MARCH 31, 2025 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) — % N/A N/A Fixed-Rate Debt(3)(4) 100.0% 4.2% 3.0 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 56.5% 4.4% 2.1 Yrs Secured Debt(2) 43.5% 3.9% 4.2 Yrs Portfolio Weighted Average(2) 4.2% 3.0 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 3.0% 2.9% 3.6% 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

ARMADA HOFFLER

$ IN THOUSANDS

					Debt Maturities & Principal Payments						
Debt		**Stated Rate**	**Effective Rate as of 3/31/2025**	**Maturity Date [1]**	**2025**	**2026**	**2027**	**2028**	**2029**	**Thereafter**	**Outstanding as of 3/31/2025**
Secured Debt - Stabilized											
Red Mill South		3.57%	3.57 %	May-2025 [2]	$ 4,413	$ —	$ —	$ —	$ —	$ —	$ 4,413
The Everly	SOFR+	1.50%	5.83 % [3]	Dec-2025 [4]	30,000	—	—	—	—	—	30,000
Encore Apartments & 4525 Main Street		2.93%	2.93 %	Feb-2026	1,014	50,840	—	—	—	—	51,854
Thames Street Wharf	SOFR+	1.30%	2.33 % [5]	Sep-2026	1,075	65,028	—	—	—	—	66,103
Constellation Energy Building	SOFR+	1.50%	5.95 % [3][5]	Nov-2026	—	175,000	—	—	—	—	175,000
Liberty	SOFR+	1.50%	4.93 % [5]	Sep-2027	272	382	19,496	—	—	—	20,150
Greenbrier Square		3.74%	3.74 %	Oct-2027	301	415	18,370	—	—	—	19,086
Lexington Square		4.50%	4.50 %	Sep-2028	242	335	350	12,287	—	—	13,214
Red Mill North		4.73%	4.73 %	Dec-2028	96	133	139	3,442	—	—	3,810
Premier Apartments and Retail		5.53%	5.53 %	Dec-2029	—	—	—	—	29,415	—	29,415
Greenside Apartments		3.17%	3.17 %	Dec-2029	605	834	861	886	26,932	—	30,118
Smith's Landing		4.05%	4.05 %	Jun-2035	780	1,081	1,126	1,172	1,222	7,946	13,327
The Edison		5.30%	5.30 %	Dec-2044	322	450	474	500	527	12,396	14,669
The Cosmopolitan		3.35%	3.35 %	Jul-2051	705	968	1,001	1,035	1,071	34,450	39,230
Total - Secured Stabilized Debt					39,825	295,466	41,817	19,322	59,167	54,792	510,389
Secured Debt - Development Pipeline											
Southern Post	SOFR+	2.25%	6.58 % [3]	Aug-2026 [4]	—	65,047	—	—	—	—	65,047
Total - Development Pipeline					—	65,047	—	—	—	—	65,047
Total Secured Debt					39,825	360,513	41,817	19,322	59,167	54,792	575,436
Unsecured Debt											
TD Unsecured Term Loan	SOFR+	1.35%-1.90%	4.70 % [5]	May-2025 [6]	95,000	—	—	—	—	—	95,000
Senior Unsecured Revolving Credit Facility	SOFR+	1.30%-1.85%	6.42 %	Jan-2027 [7]	—	—	161,000	—	—	—	161,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+	1.30%-1.85%	4.80 % [5]	Jan-2027 [7]	—	—	5,000	—	—	—	5,000
M&T Unsecured Term Loan	SOFR+	1.25%-1.80%	6.22 %	Mar-2027 [6]	—	—	35,000	—	—	—	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	4.90 % [5]	Mar-2027 [6]	—	—	100,000	—	—	—	100,000
Senior Unsecured Term Loan	SOFR+	1.25%-1.80%	6.22 %	Jan-2028	—	—	—	271,000	—	—	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	4.83 % [5]	Jan-2028	—	—	—	79,000	—	—	79,000
Total Unsecured Debt					95,000	—	301,000	350,000	—	—	746,000
Total Principal Balances					**$ 134,825**	**$ 360,513**	**$ 342,817**	**$ 369,322**	**$ 59,167**	**$ 54,792**	**$ 1,321,436**
Other Notes Payable											6,115
Unamortized GAAP Adjustments											(6,999)
Indebtedness, Net											**$ 1,320,552**

(1) Excludes extension options.
(2) On May 1, 2025, the Company repaid this mortgage loan in full.
(3) Subject to a rate floor.
(4) Does not reflect two 12-month extension options.
(5) Includes debt subject to interest rate swap locks.
(6) Does not reflect one 12-month extension option.
(7) Does not reflect two six-month extension options.

13

HEDGING ACTIVITY

$ IN THOUSANDS AS OF MARCH 31, 2025

ARMADA HOFFLER

Interest Rate Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$330,000
December 2023	December 2025	2.75%	300,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			$780,000
Fixed-Rate Debt[(1)(2)]			$584,389
Fixed-Rate and Hedge Debt			$1,364,389
Total Debt[(2)]			$1,321,436
% Fixed or Hedged			**100%**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures[(3)]

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$90,000
November 2023	November 2025	2.75%	100,000
Total Interest Rate Swaps			$190,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment[(4)]	Statement of Comprehensive Income Location	Three Months Ended 3/31/2025	Three Months Ended 3/31/2024
Designated Hedges	Interest Expense	$ 313	$ 1,214
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	4,417	6,378
Total Realized Gains on Interest Rate Derivatives		**$ 4,730**	**$ 7,592**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)[(5)]	$ (1,050)	$ 3,554
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(5,627)	6,510
Total Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (6,677)**	**$ 10,064**
Total Realized and Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (1,947)**	**$ 17,656**

(1) Includes debt subject to interest rate swap locks.
(2) Excludes GAAP adjustments.
(3) These swaps economically hedge the Company's exposure to the senior construction loans on T. Rowe Price Global HQ and Allied | Harbor Point.
(4) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(5) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

14

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF MARCH 31, 2025

Debt	% of Total	Principal Balance
Unsecured Revolving Credit Facility	13 %	$166,000
Unsecured Term Loans	44 %	580,000
Mortgages Payable	44 %	575,436
Total Debt		$1,321,436

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units[1]	Stock Price[2]	Market Value
Common Stock (NYSE: AHH)	79 %	79,992	$7.51	$601,972
Operating Partnership Units	21 %	21,578	$7.51	164,784
Equity Market Capitalization		101,570		$766,756
Total Capitalization				$2,259,277
Enterprise Value				$2,210,710
Total Debt to Enterprise Value				60 %



Common Equity 34%
Preferred Equity 8%
Debt 58%

Financial Ratios[3]	
Debt Service Coverage Ratio	1.9x
Fixed Charge Coverage Ratio	1.7x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.4x
Net Debt / Total Adjusted EBITDAre	7.1x
Net Debt Plus Preferred / Total Adjusted EBITDAre	8.0x
Debt/Total Capitalization	58 %

Liquidity[4]

	Corporate and Property	GCRES and Other	Real Estate Financing	Total
Cash on Hand	$35,424	$10,292	$—	$45,716
Net Short Term Receivables/(Payables)	22,251	(428)	—	21,823
Availability Under Credit Agreements	160,358	5,600	—	165,958
Total Liquidity	$195,782	$15,892	$—	$211,674

Unencumbered Properties	
% of Total Properties	57 %
% of Annualized Base Rent	71 %
Total Asset Value[5]	$1,510,597

(1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.
(2) As of close of market on 3/31/25.
(3) See appendix for definitions.
(4) Excludes availability under construction loans.
(5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.

15

16 PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Retail Office Commercial Expirations 4.0% —% 3.0% 4.0% 8.0% 10.0% 7.0% 13.0% 12.0% 6.0% 6.0% 2.0% 3.0% 25.0% Retail Office Ava ila ble M-T-M 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafte r Weighted Average Annual Base Rent Remaining (Years)

17 (1) Excludes expenses associated with the Company’s in-house asset management division of $0.7M and $0.8M for the three months ended 3/31/2025 & 3/31/2024, respectively. SAME STORE NOI BY SEGMENT $ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX) Three Months Ended 3/31/2025 3/31/2024 $ Change % Change Retail Rental Revenues $24,183 $23,557 $626 2.7 % Rental Expenses(1) 4,116 3,604 512 14.2 % Real Estate Taxes 2,253 2,166 87 4.0 % Same Store NOI $17,814 $17,787 $27 0.2 % GAAP Adjustments (1,199) (1,001) (198) Net Operating Income, Cash $16,615 $16,786 ($171) (1.0) % Office Rental Revenues $23,391 $21,878 $1,513 6.9 % Rental Expenses(1) 6,001 5,806 195 3.4 % Real Estate Taxes 2,237 2,191 46 2.1 % Same Store NOI $15,153 $13,881 $1,272 9.2 % GAAP Adjustments (1,835) (1,357) (478) Net Operating Income, Cash $13,318 $12,524 $794 6.3 % Multifamily Rental Revenues $14,333 $14,352 $(19) (0.1) % Rental Expenses(1) 4,330 4,084 246 6.0 % Real Estate Taxes 1,314 1,295 19 1.5 % Same Store NOI $8,689 $8,973 $(284) (3.2) % GAAP Adjustments (215) (208) (7) Net Operating Income, Cash $8,474 $8,765 $(291) (3.3) % Same Store NOI $41,656 $40,641 $1,015 2.5 % GAAP Adjustments (3,249) (2,566) 0 (683) Same Store Portfolio NOI, Cash Basis $38,407 $38,075 $332 0.9%

STABILIZED PORTFOLIO SUMMARY

AS OF MARCH 31, 2025
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	14	96.8 %	$14,170,287	$26.64
Harbor Point - Baltimore Waterfront	2	57,096	8	64.5 %	1,119,877	30.41
Grocery Anchored	14	1,320,155	16	97.7 %	20,821,035	16.15
Southeast Sunbelt	10	945,090	17	94.7 %	20,788,280	23.22
Mid-Atlantic	7	951,715	18	90.0 %	16,247,333	18.98
Stabilized Retail Total	**46**	**3,823,373**	**16**	**94.4 %**	**$73,146,812**	**$20.27**

Office Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	6	807,325	23	97.7 %	$25,381,476	$32.17
Harbor Point - Baltimore Waterfront	3	1,044,435	10	97.8 %	33,182,749	32.50
Southeast Sunbelt	4	387,693	8	95.5 %	12,816,046	34.60
Mid-Atlantic	1	98,061	6	100.0 %	2,002,945	20.43
Stabilized Office Total	**14**	**2,337,514**	**14**	**97.5 %**	**$73,383,216**	**$32.21**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[(1)]	AQR[(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	8	95.0 %	$17,953,356	$2,075
Harbor Point - Baltimore Waterfront	2	392	8	93.6 %	11,756,628	2,670
Southeast Sunbelt	3	686	4	93.1 %	14,219,400	1,854
Mid-Atlantic	3	655	13	97.7 %	13,304,616	1,732
Stabilized Multifamily Total	**11**	**2,492**	**8**	**95.0 %**	**$57,234,000**	**$2,015**

18

(1) See appendix for definitions and portfolio detail.

19 MIXED-USE V. NON-MIXED-USE(1) $ IN THOUSANDS AS OF MARCH 31, 2025 Three Months Ended 3/31/2025 3/31/2024 $ Change % Change Mixed Use Rental Revenues $36,927 $35,510 $1,417 4.0 % Rental Expenses (2) 9,736 9,298 438 4.7 % Real Estate Taxes 3,521 3,409 112 3.3 % Mixed Use NOI 23,670 22,803 867 3.8 % GAAP Adjustments (2,186) (1,684) (502) 29.8 % Mixed-use NOI, Cash $21,484 $21,119 $365 1.7 % Mixed-Use Occupancy 95.6% 94.7 % Non-Mixed Use Rental Revenues $24,978 $26,192 $(1,214) (4.6) % Rental Expenses (2) 4,660 4,493 167 3.7 % Real Estate Taxes 2,283 2,460 (177) (7.2) % Non-Mixed Use NOI 18,035 19,239 (1,204) (6.3) % GAAP Adjustments (93) 62 (155) (250.0) % Non-Mixed Use NOI, Cash $17,942 $19,301 $(1,359) (7.0) % Non-Mixed Use Occupancy 95.2% 95.3% (1) Stabilized properties only. (2) Excludes expenses associated with the Company’s in-house asset management division of $0.7M and $0.8M for the three months ended 3/31/2025 & 3/31/2024, respectively.

20 MIXED-USE COMMUNITIES AS OF MARCH 31, 2025 TOTAL PORTFOLIO ABR 59.2% 25.4% 1.9% 13.5% Mixed-Use Grocery Anchored and Power Centers Office Multifamily Mixed-Use Retail: 17.8% Mixed-Use Office: 57.6% Mixed-Use Multifamily: 24.6% • 2.9M SF COMMERCIAL SPACE IN MIXED-USE PORTFOLIO ◦ 2.2M SF OF CLASS A PREMIER OFFICE SPACE ◦ 0.7M SF OF RETAIL • 1,151 MULTIFAMILY UNITS • STRATEGICALLY LOCATED IN CORE SUBMARKETS • AVERAGE WALK SCORE OF 90 (1) Stabilized properties only. (2) Includes Liberty Retail and The Edison Retail (1) (2)

21 TOP 20 TENANTS BY ABR $ IN THOUSANDS AS OF MARCH 31, 2025 Commercial Portfolio Tenant Investment Grade Rating(1) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,463 7.6% Morgan Stanley ü 3 9,028 4.4% T. Rowe Price 1 8,260 4.1% The Kroger Co. ü 6 3,781 1.9% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,698 1.3% Dick's Sporting Goods ü 3 2,480 1.2% The Gathering Spot 2 2,030 1.0% Franklin Templeton ü 1 1,898 0.9% Duke University ü 1 1,786 0.9% Huntington Ingalls Industries ü 2 1,671 0.8% PetSmart 5 1,566 0.8% The TJX Companies ü 5 1,554 0.8% Williams Mullen 1 1,506 0.7% Vestis Corporation 1 1,465 0.7% Georgia Tech ü 1 1,446 0.7% WeWork 1 1,348 0.7% Mythics 1 1,337 0.7% Apex Entertainment 1 1,218 0.6% Amazon/Whole Foods ü 1 1,214 0.6% Top 20 Total $64,663 31.8% Total Investment Grade Rating ABR $ 40,321 % of Total ABR 19.8% (1) Per public sources.

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2025	26	140,993	11.0 %	7.4 %	3.9	$446,982	$3.17
Q4 2024	17	82,479	11.1 %	2.9 %	5.9	372,299	4.51
Q3 2024	24	179,701	13.1 %	7.8 %	5.1	410,509	2.28
Q2 2024	20	140,325	5.8 %	2.9 %	5.1	592,997	4.23
Trailing 4 Quarters	**87**	**543,498**	**10.5 %**	**5.9 %**	**4.9**	**$1,822,787**	**$3.35**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2025	5	25,073	$41.14	13.8	$5,663,284	$225.87
Q4 2024	16	112,444	20.91	9.6	5,114,708	45.49
Q3 2024	6	13,559	28.34	9.2	684,169	50.46
Q2 2024	7	32,517	18.10	8.6	1,575,222	48.44
Trailing 4 Quarters	**34**	**183,593**	**$23.72**	**10.0**	**$13,037,383**	**$71.01**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2025	5	122,562	23.3 %	3.7 %	9.7	$4,108,092	$33.52
Q4 2024	4	44,240	18.7 %	3.5 %	10.0	282,271	6.38
Q3 2024	4	64,459	18.5 %	0.8 %	4.4	2,122,420	32.93
Q2 2024	3	31,583	24.3 %	4.4 %	7.7	636,802	20.16
Trailing 4 Quarters	**16**	**262,844**	**21.5 %**	**3.1 %**	**8.2**	**$7,149,585**	**$27.20**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q1 2025	6	24,374	$37.36	9.5	$2,326,590	$95.45
Q4 2024	7	75,381	35.11	9.1	4,266,018	56.59
Q3 2024	3	15,493	29.42	3.9	576,306	37.20
Q2 2024	2	44,289	33.57	10.7	5,554,413	125.41
Trailing 4 Quarters	**18**	**159,537**	**$34.47**	**9.1**	**$12,723,327**	**$79.75**

22

(1) *Excludes leases from properties in development and redevelopment.*

LEASE EXPIRATIONS[(1)]

AS OF MARCH 31, 2025

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	214,292	5.6 %	$–	– %
M-T-M	7	11,087	0.3 %	184,557	0.3 %
2025	35	122,304	3.2 %	2,549,780	3.5 %
2026	81	431,950	11.3 %	8,899,952	12.1 %
2027	85	440,432	11.5 %	8,616,736	11.8 %
2028	78	335,534	8.8 %	7,507,937	10.2 %
2029	76	413,835	10.8 %	7,756,810	10.6 %
2030	81	546,718	14.3 %	11,581,955	15.8 %
2031	36	226,533	5.9 %	4,764,689	6.5 %
2032	31	304,304	8.0 %	5,474,794	7.5 %
2033	25	89,876	2.4 %	2,168,365	3.0 %
2034	19	87,550	2.3 %	1,881,794	2.6 %
Thereafter	45	598,958	15.6 %	11,937,415	16.1 %
Total	599	3,823,373	100.0 %	$73,324,784	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	58,994	2.5 %	$–	– %
M-T-M	5	2,743	0.1 %	110,420	0.2 %
2025	5	38,465	1.6 %	1,987,660	2.7 %
2026	11	48,489	2.1 %	1,464,630	2.0 %
2027	20	147,397	6.3 %	5,232,472	7.1 %
2028	14	111,841	4.8 %	3,453,911	4.7 %
2029	15	272,371	11.7 %	7,324,711	10.0 %
2030	14	165,076	7.1 %	5,397,722	7.4 %
2031	10	156,764	6.7 %	4,578,121	6.2 %
2032	4	43,522	1.9 %	1,231,180	1.7 %
2033	8	79,997	3.4 %	2,467,584	3.4 %
2034	6	119,019	5.1 %	3,004,503	4.1 %
Thereafter	17	1,092,836	46.7 %	37,130,302	50.5 %
Total	129	2,337,514	100.0 %	$73,383,216	100.0 %

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.

23

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

Consolidated Development Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1] Construction Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Funded to Date	AHH Ownership	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 multifamily units / 95,000 sf office / 42,000 sf retail	62% Commercial[3] 88% Multifamily	4Q21	2Q24	2Q25 [4]	$132,600	$73,620 [5]	$124,000	100 %	Vestis

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership	Anchor Tenants
T. Rowe Price Global HQ | Baltimore, MD	Mixed-Use	553,000 sf office / 20,200 sf retail / 250 parking spaces	97%	2Q22	1Q25	2Q25	$281,700	$53,800	$47,300	50 %	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Mixed-Use	312 units / 15,800 sf retail / 1,252 parking spaces	10%	2Q22	1Q25	3Q26	239,300	117,000	117,000	90 % [6]	
				Total Unconsolidated JV Development			$521,000	$170,800	$164,300		

	Q1 2025	Year to Date
Capitalized Interest	$2,017	$2,017



Southern Post
Roswell, GA



T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased or under LOI for retail and office.
(4) Estimated cost does not include the cost associated with the insurance claim estimated to be $3,000,000.
(5) Includes $5.7M earnout under certain conditions.
(6) The Company currently owns 78% and holds an option to increase its ownership interest to 90%. On April 29, 2025, the Company entered into a binding term sheet with its partner pursuant to which the Company will exercise the option and acquire the partner's remaining 10% ownership interest in the joint venture. This transaction is expected to be consummated in Q2 2025.

24

REDEVELOPMENT

$ IN THOUSANDS AS OF MARCH 31, 2025

ARMADA HOFFLER

IN-PROGRESS

Projects	Description	Projected Date of Completion[1]	Estimated Cost[1]
Liberty Apartments	Relocation of the leasing office to create additional apartment units	2Q25	$ 525
Columbus Village II	Redevelopment of a 37,500 sq.ft building previously occupied by Bed Bath & Beyond into a grocery-anchored multi-tenant shopping center with an outparcel	1Q26	13,825
Southgate Square	Outparcel creation and development in the exisiting parking field	1Q26	70
Town Center of Virginia Beach	Consolidation and relocation of Company operations to accommodate office space demand	4Q26	4,500
Pembroke Square	Outparcel creation and development in the exisiting parking field	2Q27	200
			$ 19,120

OPPORTUNITIES[2]

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped greenspace
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Broad Creek Shopping Center	Outparcel creation and development in the exisiting parking field
Red Mill Commons	Outparcel creation and development in the exisiting parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Greenside Apartments	Monetize excess parking garage capacity

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

25

26 REAL ESTATE FINANCING $ IN THOUSANDS AS OF MARCH 31, 2025 The Interlock Atlanta, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis Gainesville II Gainesville, GA Multifamily 184 units 84% 2Q24 Q2 2025 4Q26 6% (4) $ 19,595 $ 19,595 $ 6,193 $ 372 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units 51% 4Q24 Q4 2025 1Q28 10% (5) 9,228 9,228 2,256 269 Solis Kennesaw Kennesaw, GA Multifamily 239 units 11% 1Q25 Q1 2026 2Q27 14% (4) 37,870 37,870 9,428 1,394 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units N/A 2Q25(2) Q3 2026 4Q27 15% (4) 28,440 28,440 6,584 1,195 Solis North Creek Charlotte, NC Multifamily 303 units N/A 3Q26(2) Q4 2027 3Q30 12% (4) 8,196 26,767 1,109 427 Total Outstanding Investments $103,329 $121,900 $25,570 $3,657 (4) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (5) The interest rate varies over the life of the loan. Solis North Creek Charlotte, NC Solis Peachtree Corners Peachtr e Corners, GA

27 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Third-Party Backlog as of Q1 2025 Beginning Backlog $123,784 New Contracts 3,322 Work Performed (46,683) Ending Backlog $ 80,423 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Trailing 4 Quarters Revenue $46,614 $75,010 $114,353 $116,839 $352,816 Expense (45,250) (72,917) (110,987) (112,500) (341,654) Gross Profit $1,364 $2,093 $3,366 $4,339 $11,162 Operating Margin(1) 2.9% 2.8% 2.9% 3.7% 3.2% (1) 50% and 90% of gross profit attributable to contracts for our T. Rowe Price Global HQ and Allied | Harbor Point development projects, respectively, is not reflected within general contracting & real estate services revenues due to elimination. The Company is still entitled to receive cash proceeds in relation to the eliminated amounts. Prior to any gross profit eliminations attributable to these projects, operating margin for Q1 2025, Q4 2024, Q3 2024, Q2 2024, and the Trailing 4 Quarters was 3.1%, 3.0%, 3.2%, 4.0%, and 3.4%, respectively. Peterson Station Morrisville, NC

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended March 31, 2025						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated [(2)]	Total
Revenues							
Rental revenues	$24,752	$23,898	$15,151	$–	$–	$–	$63,801
General contracting and real estate services revenues	–	–	–	46,614	–	–	46,614
Interest income (real estate financing segment)	–	–	–	–	3,736	441	4,177
Total revenues	**24,752**	**23,898**	**15,151**	**46,614**	**3,736**	**441**	**114,592**
Expenses							
Rental expenses	4,460	6,370	4,794	–	–	–	15,624
Real estate taxes	2,310	2,290	1,337	–	–	–	5,937
General contracting and real estate services expenses	–	–	–	45,250	–	–	45,250
Interest expense (real estate financing segment)[(1)]	–	–	–	–	1,714	–	1,714
Total segment operating expenses	**6,770**	**8,660**	**6,131**	**45,250**	**1,714**	**–**	**68,525**
Segment net operating income	**17,982**	**15,238**	**9,020**	**1,364**	**2,022**	**441**	**46,067**
Interest income (excluding real estate financing segment)	12	–	39	–	–	–	51
Depreciation and amortization	(8,804)	(9,568)	(4,653)	–	–	(191)	(23,216)
General and administrative expenses	–	–	–	–	–	(7,386)	(7,386)
Acquisition, development and other pursuit costs	–	–	–	–	–	(54)	(54)
Impairment charges	–	–	–	–	–	–	–
Gain on real estate dispositions, net	–	–	–	–	–	–	–
Interest expense (excluding real estate financing segment)	(5,676)	(6,459)	(4,260)	–	–	–	(16,395)
Equity in loss of unconsolidated real estate entities	(109)	(1,306)	(498)	–	–	–	(1,913)
Loss on extinguishment of debt	–	–	–	–	–	–	–
Change in fair value of derivatives and other	(471)	(279)	(253)	–	(207)	–	(1,210)
Unrealized credit loss provision	–	–	–	–	(22)	–	(22)
Other (expense) income, net	1	1	14	–	–	(91)	(75)
Income tax benefit (provision)	–	–	–	(190)	–	–	(190)
Net income (loss)	**$2,935**	**($2,373)**	**($591)**	**$1,174**	**$1,793**	**($7,281)**	**($4,343)**

(1) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

(2) Other includes items not directly associated with the operation and management of the Company's real estate properties, general contracting and real estate services, and real estate financing business. General and administrative expenses include corporate office personnel salaries and benefits, bank fees, accounting fees, legal fees, and other corporate office expenses.

28

29 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2023 310,855 $215,000 6.5 % The Interlock Atlanta, GA 310,855 (1) 215,000 6.5% 2Q23 Georgia Tech, Puttshack DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2024 213,927 $ 82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 54,700 6.2% 4Q24 Various Small Shops (1) Square footage includes 4.9k square feet of retail storage space.

30Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

31 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of March 31, 2025 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of March 31, 2025. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income. ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. AFFO less non-cash notes receivable interest income is calculated as AFFO adjusted for non-cash interest income from our real estate financing investments and other notes receivable. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs.

32 DEFINITIONS EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, required principal repayment, and preferred equity dividends. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, and required principal repayment. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

33 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

34 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures.

35 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the net rentable square footage of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF MARCH 31, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,245,944	$35.44	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	491,367	18.66	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,218,000	14.50	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	2,040,076	32.79	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	893,632	46.61	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,154,649	34.02	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,344,045	36.28	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	84.9 %	1,050,615	32.11	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	413,118	35.63	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	88.6 %	1,201,499	32.40	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	526,978	38.32	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	494,102	33.74	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,464	66.3 %	$676,096	$26.52	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	443,781	39.18	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	89.2 %	$2,177,315	$20.09	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	98.2 %	1,359,717	12.04	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	84.8 %	229,537	14.75	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	89.3 %	2,696,192	34.63	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,635,291	10.11	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	368,266	23.43	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,054,904	20.83	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,892,535	22.79	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	100.0 %	3,013,566	13.33	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	865,872	14.15	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	97.1 %	715,508	19.49	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,300,130	17.51	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	952,254	13.72	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$112,500	$43.50	
North Hampton Market	Taylors, SC	100%	2004	114,954	98.8 %	1,621,571	14.28	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	425,868	33.73	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	90.1 %	2,139,213	15.69	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	97.7 %	2,671,611	17.12	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,579,093	31.94	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	2,002,813	18.81	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	108,379	98.0 %	5,767,499	54.32	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	99.3 %	3,718,639	21.17	T.J. Maxx, Petco, Beauty World

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

36

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,929,908	$18.18	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	25,461	79.0 %	373,520	18.56	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	97.3 %	2,817,733	24.77	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	95.2 %	7,008,986	19.69	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	81.2 %	3,305,062	15.65	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	96.1 %	861,973	22.26	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	— %	58,504	0.00	
Total Stabilized Retail Portfolio				**3,823,373**	**94.5 %**	**$73,259,312**	**$20.28**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,103	100.0 %	$1,448,997	$25.38	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,966,690	33.37	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	100.0 %	522,045	27.00	AHCC
Armada Hoffler Tower[3]	Virginia Beach, VA	100%	2002	298,353	99.1 %	10,733,008	36.31	Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	95.8 %	3,346,840	27.06	Truist, HBA, Northwestern Mutual
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	89.3 %	2,363,896	27.94	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	453,018	100.0 %	$15,484,541	$34.18	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	100%	2010	263,426	98.8 %	8,194,928	31.48	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	100%	2020	327,991	93.8 %	9,503,280	30.89	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$177,960	$30.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	95.3 %	3,313,463	26.98	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,649,057	30.73	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[2]	Atlanta, GA	100%	2021	199,170	94.4 %	7,675,566	40.83	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,002,945	$20.43	Huntington Ingalls Industries
Stabilized Office Total				**2,337,514**	**97.5 %**	**$73,383,216**	**$32.21**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company is entitled to a preferred return on its investment in this property.

37

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2025

ARMADA HOFFLER

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	94.1 %	$5,788,320	$1,793
Premier Apartments	Virginia Beach, VA	100%	2018	131	96.2 %	3,030,468	2,004
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	95.3 %	9,134,568	2,335
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	93.2 %	$3,000,744	$2,605
1405 Point[2]	Baltimore, MD	100%	2018	289	93.8 %	8,755,884	2,692
Southeast Sunbelt							
Chronicle Mill	Belmont, NC	85%[3]	2022	238	96.2 %	$4,593,888	$1,672
Greenside Apartments	Charlotte, NC	100%	2018	225	89.3 %	4,549,416	1,886
The Everly	Gainesville, GA	100%	2022	223	93.7 %	5,076,096	2,024
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	197	97.5 %	$3,972,096	$1,724
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	99.3 %	6,098,160	1,802
The Edison	Richmond, VA	100%	2014	174	95.4 %	3,234,360	1,624
Stabilized Multifamily Total				**2,492**	**95.0 %**	**$57,234,000**	**$2,015**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

38

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Property Net Operating Income	$42,240	$41,574	$45,762	$42,292
Property Miscellaneous Expense, Net	(266)	(146)	(35)	(64)
Non-Recurring Bad Debt Adjustment	2,166	488	296	(478)
Non-Recurring Termination Fee Adjustment	(153)	(96)	(4,277)	(103)
Amortization of Right-of-Use Assets	(395)	(395)	(395)	(394)
Accelerated Amortization of Intangible Assets and Liabilities	(169)	—	(5)	—
Equity in NOI of Unconsolidated Real Estate Entities(2)	1,070	718	—	—
Property Adjusted EBITDAre	**$44,493**	**$42,143**	**$41,346**	**$41,253**
Disposition	—	(1,260)	—	—
Development/Redevelopment	(1,248)	(990)	(189)	(51)
Stabilized Portfolio Adjusted EBITDAre	**$43,245**	**$39,893**	**$41,157**	**$41,202**
Construction Gross Profit	1,364	2,093	3,366	4,339
Corporate G&A	(7,153)	(4,494)	(5,008)	(4,328)
Non-Cash Stock Compensation	3,464	1,241	710	744
Interest Income	4,176	4,569	4,636	4,580
Other Income (Expense), Net	9	2	17	20
Total Adjusted EBITDAre	**$45,105**	**$43,304**	**$44,878**	**$46,557**
Stabilized Property Debt	510,389	512,266	530,513	602,587
Add: Unsecured Property Debt	419,418	403,417	440,691	459,973
Stabilized Portfolio Debt	**$929,807**	**$915,683**	**$971,204**	**$1,062,560**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**5.4x**	**5.7x**	**5.9x**	**6.4x**
Total Debt(2)	1,321,436	1,297,510	1,330,124	1,422,473
Cash	(48,567)	(72,223)	(45,726)	(21,697)
Net Debt	**$1,272,869**	**$1,225,287**	**$1,284,398**	**$1,400,776**
Net Debt/Total Adjusted EBITDAre	**7.1x**	**7.1x**	**7.2x**	**7.5x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,443,954**	**$1,396,372**	**$1,455,483**	**$1,571,861**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.0x**	**8.1x**	**8.1x**	**8.4x**

39

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes GAAP adjustments.

40 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $328 $10 $1,072 $197 $564 $— $2,171 Office 824 — 224 — 1,130 — 2,178 Multifamily — — — — 911 246 1,157 Total Portfolio $1,152 $10 $1,296 $197 $2,605 $246 $5,506 Three Months Ended March 31, 2025(1) Three Months Ended December 31, 2024(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $328 $10 $1,072 $197 $564 $2,171 Office 824 224 1,130 2,178 Multifamily 911 246 1,157 Total Portfolio $1,152 $10 $1,296 $197 $2,605 $246 $5,506

41 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 3/31 2025 2024 Retail Same Store Rental Revenues $24,183 $23,557 Property Expenses 6,369 5,770 NOI 17,814 17,787 Non-Same Store NOI(1) 168 1,238 Segment NOI $17,982 $19,025 Office Same Store Rental Revenues $23,391 $21,878 Property Expenses 8,238 7,997 NOI 15,153 13,881 Non-Same Store NOI(1) 85 (341) Segment NOI $15,238 $13,540 Multifamily Same Store Rental Revenues $14,333 $14,352 Property Expenses 5,644 5,379 NOI 8,689 8,973 Non-Same Store NOI(1) 331 (187) Segment NOI $9,020 $8,786 Total Property Portfolio NOI $42,240 $41,351

42 Three Months Ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Net (Loss) Income Attributable to Common Stockholders and OP Unitholders ($7,227) $26,140 ($10,416) $375 Excluding: Depreciation and Amortization 22,821 24,870 23,289 20,789 Gain on Real Estate Dispositions — (21,305) — — Impairment of Real Estate Assets — — — 1,494 Income Tax (Benefit) Provision 190 (494) 592 (1,246) Interest Expense 18,109 18,376 21,387 21,227 Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities 2,982 473 — — EBITDAre $36,875 $48,060 $34,852 $42,639 Change in Fair Value of Derivatives and Other 1,210 (7,273) 10,308 (4,398) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt — 134 113 — Non-Recurring Bad Debt Adjustment 2,166 488 296 (478) Non-Recurring Termination Fee Adjustment (153) (96) (4,277) (103) Accelerated Amortization of Intangible Assets and Liabilities (169) — (5) — Acquisition, Development, & Other Pursuit Costs 54 1 2 5,528 Unrealized Credit Loss Provision (Release) 22 103 198 (228) Investment Entities (3) 9 (17) 17 Non-Cash Stock Compensation 3,464 1,241 710 744 Development/Redevelopment (1,248) (990) (189) (51) Dispositions — (1,260) — — Total Adjusted EBITDAre $45,105 $42,831 $44,878 $46,557 Construction Gross Profit (1,364) (2,093) (3,366) (4,339) Corporate G&A 7,153 4,494 5,008 4,328 Non-Cash Stock Compensation (3,464) (1,241) (710) (744) Interest Income (4,176) (4,569) (4,636) (4,580) Other (Expense) Income, Net (9) (2) (17) (20) Stabilized Portfolio Adjusted EBITDAre $43,245 $39,420 $41,157 $41,202 Disposition — 1,260 — — Development/Redevelopment 1,248 990 189 51 Property Adjusted EBITDAre $44,493 $41,670 $41,346 $41,253 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

43 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated May 7, 2025, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on May 7, 2025. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS